UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 16, 2007 (October 31, 2006)

COMMISSION FILE NUMBER: 333-102885

THE BRICKMAN GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	23-2949247
(State of incorporation)	(I.R.S. Employer Identification No.)

18227 Flower Hill Way, Suite D Gaithersburg, Maryland	20879
(Address of Principal Executive Offices)	(Zip Code)

(301) 987-9200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act {17 CFR 230.425}

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Brickman Group, Ltd. is not currently required by law to file reports under Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended, because at the beginning of its current fiscal year its 11.75% senior subordinated notes due 2009 were held of record by less than 300 persons. The Brickman Group, Ltd. is therefore not currently an “issuer” for purposes of Section 2(a)(7) of the Sarbanes-Oxley Act of 2002. The Brickman Group, Ltd. voluntarily files quarterly and annual reports on Forms 10-Q and 10-K and current reports on Form 8-K with the Securities and Exchange Commission in compliance with the indenture governing its senior subordinated notes.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by paragraph (a) of Item 9.01 of Form 8-K with respect to the acquisition of substantially all of the assets of Groundmasters, Inc. are hereby incorporated by reference from Exhibits 99.1 and 99.2 hereto.

(b) Pro Forma Financial Information.

The Company’s unaudited condensed combined pro forma balance sheet as of September 30, 2006 and unaudited condensed combined pro forma statement of operations for the nine months ended September 30, 2006 and for the year ended December 31, 2005 with respect to the acquisition of substantially all of the assets of Groundmasters, Inc. are hereby incorporated by reference from Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description
10.1 *	Asset Purchase Agreement, dated October 31, 2006, by and among The Brickman Group, Ltd., Brickman Bengals, LLC, Groundmasters, Inc., Groundmasters, LLC and Michael G. Rorie.

10.2 *	The Brickman Group, Ltd. 8.00% Junior Subordinated Convertible Note, dated October 31, 2006, issued by The Brickman Group, Ltd. in favor of Groundmasters, Inc. and joined by Brickman Group Holdings, Inc.

10.3 *	Consent and Third Amendment to Credit Agreement, dated as of October 31, 2006, by and among The Brickman Group, Ltd., Brickman Group Holdings, Inc., the other Loan Parties named therein, Antares Capital Corporation as Agent and Lender and the other Lenders named therein.

10.4 *	Second Supplemental Indenture, dated as of October 31, 2006, among Brickman Bengals, LLC, The Brickman Group, Ltd., the Existing Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee, under the Indenture dated as of December 20, 2002.

99.1	Audited financial statements of Groundmasters, Inc. as of and for the year ended December 31, 2005.

99.2	Unaudited condensed financial statements of Groundmasters, Inc. as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005.

99.3	Unaudited condensed combined pro forma financial statements with respect to the acquisition of substantially all of the assets of Groundmasters, Inc.

*	Incorporated by reference to the Exhibit of the same number to the Current Report on Form 8-K previously filed by the Company on November 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Brickman Group, Ltd.
(Registrant)

Date: January 16, 2007

/s/ Timothy H. Pease
Chief Financial Officer